UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 25, 2009

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2009, DPL Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company has promoted Daniel J. McCabe from the position of Senior Vice President, Human Resources and Administration to the position of Senior Vice President and Chief Administrative Officer.  The promotion was approved by the Board of Directors on February 25, 2009.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 25, 2009, the Board of Directors of the Company, upon the recommendation of the Company’s Compensation Committee, also approved the following compensation elements for the Company’s executive officers: (i) 2009 annual base salary rates (“2009 Base Salary”); (ii) 2009 target annual cash incentive opportunities (“2009 EICP Awards”) under the Company’s Executive Incentive Compensation Plan (“EICP”); and (iii) target long-term performance share incentive opportunities for the 2009-2011 performance period (“2009 LTIP Awards”) under the Company’s 2006 Equity and Performance Incentive Plan (“EPIP”).  The following table reflects such awards for the Company’s President and Chief Executive Officer, Chief Financial Officer and other current executive officers who were “named executive officers” in the Company’s Proxy Statement for its 2008 Annual Meeting of Shareholders or are expected to be “named executive officers” in the Company’s Proxy Statement for its 2009 Annual Meeting of Shareholders.

Name and Position	2009 Base Salary	2009 EICP Award (as % of 2009 Base Salary)	2009 LTIP Award (as % of 2009 Base Salary)
Paul M. Barbas President and Chief Executive Officer	$675,000	75%	150%

Frederick J. Boyle Senior Vice President, Chief Financial Officer, Treasurer and Controller	$330,000	50%	100%

Daniel J. McCabe Senior Vice President and Chief Administrative Officer	$273,000	45%	75%

Arthur G. Meyer Senior Vice President, Corporate and Regulatory Affairs	$266,200	45%	50%

Gary G. Stephenson Senior Vice President, Generation and Marketing	$319,400	50%	75%

Douglas C. Taylor Senior Vice President, General Counsel and Corporate Development	$291,200	45%	90%

In addition, the Board of Directors, upon the recommendation of the Compensation Committee, approved management objectives under the EICP for executive officers in 2009, relating to: (a)  2009 year-end diluted earnings per share of the Company; (b) 2009 year-end cash flow from operations of the Company; (c) for certain executive officers other than the CEO, 2009 year-end earnings before interest and taxes for one of the Company’s principal business units; (d) for certain executive officers other than the CEO, 2009 cost and/or expense levels for another of the Company’s principal business units; and (e) individual strategic and/or operational goals applicable to each executive officer’s roles and responsibilities with the Company.

A copy of the EICP, which governs the terms of the 2009 EICP Awards, was filed with the Securities and Exchange Commission (“SEC”) on February 22, 2008, as part of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 Annual Report on Form 10-K”).  Copies of the EPIP and the form of Amended and Restated Long-Term Incentive Plan — Performance Shares Agreement, which govern the terms of the 2009 LTIP Awards, were also filed with the SEC on February 22, 2008 as part of the Company’s 2007 Annual Report on Form 10-K.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release of DPL Inc., dated March 3, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: March 3, 2009
/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President, General Counsel and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of DPL Inc., dated March 3, 2009.	E